UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
March 12, 2019
Date of Report (Date of earliest event reported)

QUALCOMM Incorporated
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-19528	95-3685934
(Commission File Number)	(IRS Employer Identification No.)

5775 Morehouse Drive, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

858-587-1121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

QUALCOMM Incorporated (the “Company”) held its 2019 Annual Meeting of Stockholders on March 12, 2019 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders considered three proposals, each of which is described briefly below and in more detail in the Company’s definitive proxy statement dated January 24, 2019. The final voting results for each proposal are set forth below.

Proposal 1 - Election of Directors

NOMINEE	FOR	WITHHOLD	ABSTAIN	BROKER NON-VOTES
Barbara T. Alexander	733,531,162	119,125,131	9,869,863	224,161,700
Mark Fields	854,826,931	4,510,201	3,189,024	224,161,700
Jeffrey W. Henderson	730,456,592	115,563,277	16,506,287	224,161,700
Ann M. Livermore	795,288,825	64,467,139	2,770,192	224,161,700
Harish Manwani	745,666,765	110,827,800	6,031,591	224,161,700
Mark D. McLaughlin	750,284,604	108,913,707	3,327,845	224,161,700
Steve Mollenkopf	744,250,833	115,145,384	3,129,939	224,161,700
Clark T. Randt, Jr.	788,504,562	70,068,730	3,952,864	224,161,700
Francisco Ros	783,433,284	75,881,982	3,210,890	224,161,700
Irene B. Rosenfeld	854,667,453	4,962,284	2,896,419	224,161,700
Neil Smit	826,240,222	33,024,872	3,261,062	224,161,700
Anthony J. Vinciquerra	794,947,735	64,367,084	3,211,337	224,161,700

Each of the foregoing nominees was elected and each received affirmative votes from more than a majority of the votes cast.

Proposal 2 - To ratify the selection of PricewaterhouseCoopers LLP as our independent public accountants for our fiscal year ending September 29, 2019.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,053,236,721	29,167,283	4,283,852	0

The foregoing proposal required the affirmative vote of a majority of the votes cast at the Annual Meeting.

The foregoing proposal was approved.

Proposal 3 - To approve, on an advisory basis, our executive compensation.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
681,757,916	176,576,646	4,191,594	224,161,700

The foregoing proposal required the affirmative vote of a majority of the votes cast at the Annual Meeting.

The foregoing advisory vote was approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2019	QUALCOMM Incorporated By: /s/ Donald J. Rosenberg__________________ Name: Donald J. Rosenberg Title: Executive Vice President, General Counsel and Corporate Secretary